UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2015

Item 1. Report to Shareholders

New Jersey Tax-Free Bond Fund	February 28, 2015

The views and opinions in this report were current as of February 28, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Longer-term municipal bond prices rallied and yields fell in the past year amid strong investor demand for tax-free income. Shorter-term municipal yields, however, climbed as an increasingly robust U.S. economy led investors to anticipate the Federal Reserve’s first interest rate hike in many years. Against this flattening yield curve backdrop, the New Jersey Tax-Free Bond Fund posted strong returns and surpassed its benchmark for the six and 12 months ended February 28, 2015. Our positioning in longer-term, lower-rated municipal debt—which outperformed shorter-term, higher-quality bonds—helped the fund’s performance in both periods.

ECONOMY AND INTEREST RATES

Data on the U.S. labor market and other aspects of the economy continued to improve during the reporting period as the unemployment rate dropped to 5.5% as of February 2015 from 6.7% 12 months earlier. The federal government’s latest available estimate of gross domestic product growth for the fourth quarter of 2014 showed that the economy expanded at a respectable 2.2% annual rate. Although this represented a slowdown from the 5.0% third-quarter 2014 growth pace, it was still far stronger than the 2.1% contraction in the first quarter of last year, which most economists attributed to severe winter weather. Inflation trends, meanwhile, remained benign.

The Fed ended its large-scale asset purchases in October 2014, and investors’ attention since then has focused on when the central bank will make the initial increase in short-term lending rates. In her semiannual testimony before Congress in February, Fed Chair Janet Yellen said that the central bank will begin to evaluate an initial interest rate hike on a “meeting-by-meeting basis,” with policymakers basing their decision on the latest available economic data. While below-target inflation and global economic weakness could delay the Fed’s plans, central bank officials have repeatedly expressed their intent to begin tightening policy around midyear. However, we expect rate increases to occur at a measured pace and not necessarily at regular intervals.

The difference between short- and long-term yields for both Treasuries and municipal debt decreased over the 12-month reporting period, flattening the yield curve for both asset classes amid benign inflation trends. In Treasuries, shorter-term yields climbed considerably, while yields on longer-term securities decreased even more significantly. For example, the yield on the 30-year Treasury “long bond” fell by 98 basis points in the reporting period. (One basis point equals 0.01 percentage points.) Municipal yields followed a similar pattern as yields climbed for shorter-term debt even as they decreased for long-maturity bonds. Money market yields remained anchored close to 0.00%. At the end of the reporting period, intermediate- and long-term municipal debt yielded more than comparable-maturity Treasuries, making them attractive as an alternative for taxable fixed income investors.

As an illustration of their relative attractiveness, on February 28, 2015, the 2.90% yield offered by a 30-year tax-free general obligation (GO) bond rated AAA was about 112% of the 2.60% pretax yield offered by a 30-year Treasury bond. Including the 3.8% net investment income tax that took effect in 2013 as part of the Affordable Care Act, the top marginal federal tax rate currently stands at 43.4%. An investor in this tax bracket would need to invest in a taxable bond yielding about 5.12% to receive the same after-tax income as that generated by the municipal bond. (To calculate a municipal bond’s taxable-equivalent yield, divide the yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.434, or 0.566.)

When Less Is Really More

Despite very low nominal yields, municipal bonds remain attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a net investment income tax that took effect in 2013, in which a 3.8% tax is imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

MUNICIPAL MARKET NEWS

Demand outstripped supply in the municipal bond market for much of 2014 and provided a strong technical backdrop that helped support bond prices. Toward the end of the year, supply picked up as municipalities took advantage of declining interest rates that made refinancing more attractive. In 2014, total municipal bond issuance exceeded $330 billion, according to The Bond Buyer, which was approximately the same as full-year 2013 issuance. In the first two months of 2015, the volume of supply picked up significantly from comparable periods in previous years, with refundings rising significantly and new-money bonds seeing small increases. Inflows into the asset class were robust, with high yield and intermediate-term portfolios experiencing the most demand. The broad municipal bond market posted positive returns in every month in 2014 as well as January 2015. However, that streak ended in February 2015, when elevated supply and a sell-off in Treasuries led to the first monthly loss for municipals since December 2013.

Municipal bond issuer fundamentals remain generally sound, as austerity-minded state and local government leaders have been conservative about adding to indebtedness since the financial crisis. According to data compiled by the Pew Charitable Trusts, total tax revenue collected by the 50 U.S. states has recovered from its steep decline following the financial crisis. However, while some states and localities have fared quite well, other states, such as Illinois, New Jersey, and Pennsylvania, are more challenged; Puerto Rico, a U.S. territory, is extremely challenged.

Many states and cities, for example, are grappling with underfunded pensions and other post-employment benefit (OPEB) obligations. In contrast with the past, where the market has typically overlooked this long-term risk, we believe pension risks will become increasingly priced into the market over time. Part of our thinking is based on new reporting rules from the Governmental Accounting Standards Board (GASB) that will bring more transparency to states’ funding gaps in the coming year. State and local municipalities will be required to report net liabilities directly on their balance sheets on a mark-to-market basis beginning in fiscal year 2015, as opposed to smoothing the value of plan assets over multiple years and relegating the number to financial statement footnotes.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have defied the expectations of many by remaining very low even as the economy has improved, and they may stay below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important clues about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics table) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1% rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank debt usually has a credit profile that is below investment quality, which means these securities have greater exposure to default risk. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification table) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

Detroit and Puerto Rico are two municipal borrowers that have generated materially negative headlines at times over the last two years, but this had only a muted impact on the broad muni market in the reporting period. Market participants seemed to recognize that situations such as these are unique and that municipal bond market fundamentals were strong overall. In the case of Detroit, the U.S. Bankruptcy Court accepted the city’s plan to emerge from bankruptcy in November 2014. The plan calls for 74% and 34% recovery rates for Detroit’s unlimited tax and limited tax GO debt holders, respectively, while retiree pension benefits remain largely intact. Although Detroit GO debt only represents a small portion of the municipal bond market, we have longer-term concerns about the precedent of pension beneficiaries receiving more favorable treatment than bondholders in a bankruptcy. This reinforces our strong preference for single-project revenue bonds that are secured by specified revenue-generating assets or dedicated taxes and are more insulated from pension funding risks.

Meanwhile, Puerto Rico continued to struggle with its finances, and the territory’s economic outlook deteriorated. In June 2014, the territory enacted the Puerto Rico Corporations Debt Enforcement & Recovery Act (Recovery Act), which would have allowed Puerto Rico’s public corporations, including electric utility PREPA, to restructure their debt. However, at the end of the reporting period, a federal judge struck down the Recovery Act as unconstitutional and ruled that Puerto Rico’s public corporations may not use the Recovery Act to restructure their debt. As Puerto Rico’s governmental issuers are not eligible to restructure their debts under Chapter 9 of the federal bankruptcy code, any negotiated settlement with creditors promises to be a chaotic process. Moody’s has since downgraded the commonwealth’s GO bonds to Caa1 from B2, with a negative outlook for all of Puerto Rico’s governmental and public corporation debt. The commonwealth is now seeking an appeal of the ruling, with arguments to be heard in May. We are closely following developments on the island as growing uncertainty and increasing pressure on the commonwealth’s GO debt could send ripples across the broader municipal market. We continue to have no direct exposure to Puerto Rico in the New Jersey Tax-Free Bond Fund. Events such as Detroit’s bankruptcy and the ongoing developments in Puerto Rico highlight the need for diligent credit research and careful bond selection.

In terms of sector performance, revenue bonds handily outperformed local and state GOs during the reporting period. We continue to favor bonds backed by a dedicated revenue stream over GOs, with a preference for higher-yielding health care and transportation bonds. Among revenue bonds, the hospital and industrial revenue segments were among the best-performing areas, as investors favored higher-yielding issues. Revenue debt in the special tax and leasing sectors also generated healthy returns but trailed the revenue bond leaders. In general, lower-quality municipal bonds outperformed higher-quality debt as higher yields attracted investors in the ongoing low-rate environment. Longer-maturity bonds also outperformed as the yield curve flattened over the reporting period.

NEW JERSEY MARKET NEWS

New Jersey’s GO debt is rated A1 by Moody’s Investors Service, A by Standard & Poor’s, and A by Fitch. Standard & Poor’s has a stable outlook on the state, while Moody’s and Fitch both have a negative outlook. All three credit rating agencies downgraded New Jersey’s rating in 2014 due to fiscal pressures stemming from growing fixed costs, elevated long-term liabilities, and a lagging economic recovery.

New Jersey benefits from a diverse economy and high wealth levels. The state’s 2013 per-capita personal income was 124% of the national average, ranking it third highest among the states. The state’s 6.2% jobless rate as of December 2014, however, continued to exceed the national unemployment rate of 5.6% for the same period. New Jersey’s economic rebound has been slow, and we expect overall growth will remain muted.

Long-term liabilities continue to weigh on the state’s fiscal stability and are a growing concern. According to Moody’s, New Jersey is the third most heavily indebted state with $36 billion of net tax-supported debt, and ranks fourth highest among all states for debt per capita and debt as a percentage of personal income. Most of New Jersey’s debt is appropriation-backed, meaning that debt service can only be paid if the state legislature annually appropriates funds to do so. New Jersey also faces significant future liabilities for pension and OPEB. The state has taken steps toward pension reform but continues to fall short of its annual required contribution for pensions. As a result, the funded ratio fell to 63% in 2013. Under new reporting standards required by GASB Statement No. 67, we project the state’s pension-funded ratio will decline to a very low 44% on an aggregate basis. New Jersey’s OPEB liability is elevated at $53 billion and largely reflects post-employment health benefits for retired state employees and teachers. This liability was completely unfunded as of fiscal year 2013.

New Jersey’s fiscal position remains under pressure despite spending cuts. Audited results for the fiscal year ended June 30, 2013, show that revenues trailed budgeted forecasts, producing a sizable operating deficit. New Jersey ended the year with an unassigned fund balance of $301 million, or a very narrow 0.9% of its general fund revenue, and adequate liquidity of $1.4 billion. Unaudited estimates for fiscal 2014 show that ending cash balances have narrowed further. Finally, New Jersey continues to experience significant challenges making statutory pension contributions. A state superior court recently ruled that Governor Chris Christie must increase the budgeted pension payment for the current fiscal year ending June 30, 2015. Over time, increasing annual pension contributions could improve the funding position of the state’s pension plans; however, this will also add pressure to an already stressed budget.

PORTFOLIO PERFORMANCE AND STRATEGY REVIEW

The New Jersey Tax-Free Bond Fund returned 2.41% and 7.32% for the six and 12 months ended February 28, 2015, respectively, exceeding the 1.96% and 6.66% returns of its Lipper peer group average over the same periods. Our positioning in longer-maturity and lower-rated bonds, as well as our sector allocation and conservative position on the State of New Jersey, all contributed to the fund’s outperformance.

Our sector weightings experienced minor adjustments since our last letter six months ago. While the State of New Jersey remains the fund’s largest guarantor, we reduced our exposure to a historically low 7%, a level well below that of our peer group, due to our ongoing concerns about the state’s increased budgetary pressures. Much of the State of New Jersey’s borrowing is backed by appropriations—meaning that debt service can only be paid if the state legislature annually appropriates funds to do so—and its outstanding debt lagged the market as investors demanded greater yields. As such, our relatively low exposure to the state guarantor helped performance. In recent months, we increased our allocation to health care, which remains the fund’s largest sector. Notable purchases in this sector include Robert Wood Johnson University Hospital, Hunterdon Medical Center, and United Methodist Homes. We increased our exposure to the special tax sector through our purchase of Garden State Preservation Trust bonds, a higher-quality credit backed by sales tax receipts. Other sector allocations stayed broadly unchanged. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

Demand for tax-exempt securities remained buoyant throughout the year, even as interest rates rose in the last month of our reporting period. High-quality, shorter maturity holdings lagged and offered little yield and price appreciation, as was the case six months ago. On the other hand, long-duration, longer-maturity, and lower-rated bonds were the fund’s top performers as credit spreads narrowed and long-term interest rates declined as investors sought added yield. Top-performing holdings included Continental Airlines and Barnabas Health.

We slightly increased our overweight to bonds with maturities of 15 years and longer relative to the Barclays Municipal Bond Index for the added yield offered by longer-dated bonds. This positioning proved beneficial to returns as the yield curve flattened over the year. We maintained a minimal level of cash in the last six months because investing in shorter-term bonds would have contributed little to overall returns given paltry short-term rates. The fund’s duration was 4.7 years at period-end, roughly unchanged from six months ago and close to that of the Barclays index. For much of the summer and fall, however, we maintained a longer duration relative to the benchmark, which helped performance for the fiscal year. (A longer duration means the fund is more sensitive to changes in interest rates.) Since our last letter, weighted average maturity declined by a half year to 15.7 years.

Regarding quality diversification, we slightly increased our allocation to A rated bonds, which accounted for 56% of the fund at period-end and represented the fund’s largest quality bucket. This shift ensued as we refrained from buying higher-quality credits that offered little yield. We remain overweight in A and BBB rated holdings relative to the index given our belief that these securities offer greater value than their higher-quality counterparts.

OUTLOOK

We believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. While fundamentals are sound overall and technical support should persist, there could be hurdles in 2015. In particular, with the Fed preparing to tighten monetary policy, we are mindful that rising rates would likely weaken the appetite for bonds with higher interest rate risk.

In addition, while we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have some longer-term concerns about significant funding shortfalls for pensions and OPEB obligations in some jurisdictions. These funding gaps stem from investment losses during the financial crisis, insufficient plan contributions, and unrealistic return projections. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states.

History has shown that when negative headlines spark a broad muni sell-off, cheap valuations tend to be short-lived. Investors quickly return to take advantage of more attractive taxable equivalent yields and the opportunity to purchase high-quality securities at a discount. We believe this resilience will endure, but it is critical to possess the fundamental research prowess to avoid the deteriorating credits at the center of any storm. Ultimately, we believe T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Konstantine B. Mallas
Chairman of the Investment Advisory Committee

March 13, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF FIXED INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The New Jersey Tax-Free Bond Fund is less diversified than one investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

General obligation (GO) debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper.

Other post-employment benefits (OPEB) liability: Benefits paid to an employee after retirement, such as premiums for life and health insurance.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. Securities with longer maturities usually a have higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short-and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Year Ended 2/28/15	2/28/14	2/28/13	2/29/12	2/28/11
NET ASSET VALUE					
Beginning of period	$ 11.75	$ 12.31	$ 12.04	$ 11.10	$ 11.48
Investment activities					
Net investment income[1]	0.42	0.43	0.45	0.47	0.49
Net realized and unrealized gain / loss	0.43	(0.56)	0.27	0.94	(0.39)
Total from investment activities	0.85	(0.13)	0.72	1.41	0.10
Distributions					
Net investment income	(0.42)	(0.43)	(0.45)	(0.47)	(0.48)
Net realized gain	–	–[2]	–	–	–
Total distributions	(0.42)	(0.43)	(0.45)	(0.47)	(0.48)
NET ASSET VALUE					
End of period	**$ 12.18**	**$ 11.75**	**$ 12.31**	**$ 12.04**	**$ 11.10**

Ratios/Supplemental Data					
Total return[3]	**7.32%**	**(0.98)%**	**6.08%**	**12.99%**	**0.86%**
Ratio of total expenses to average net assets	0.51%	0.52%	0.51%	0.53%	0.52%
Ratio of net investment income to average net assets	3.50%	3.64%	3.69%	4.10%	4.23%
Portfolio turnover rate	6.9%	16.8%	13.3%	12.0%	18.6%
Net assets, end of period (in thousands)	$ 339,072	$ 295,959	$ 310,715	$ 267,689	$ 233,781

(1) Per share amounts calculated using average shares outstanding method.

(2) Amounts round to less than $0.01 per share.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	Par	$ Value
MUNICIPAL SECURITIES 99.0%		
NEW JERSEY 86.5%		
Bergen County Improvement Auth., Saddlebrook 5.00%, 9/1/29 (Prerefunded 9/1/16) (1)	1,490	1,594
Burlington County Bridge Commission, GO, 5.00%, 8/15/18 (2)	1,000	1,097
Burlington County Bridge Commission, GO, 5.00%, 10/1/23	1,200	1,463
Burlington County Bridge Commission, GO, 5.00%, 10/1/24	1,000	1,208
Burlington County Bridge Commission, GO, 5.00%, 12/1/24	700	841
Burlington County Bridge Commission, GO, 5.00%, 10/1/25	585	701
Burlington County Bridge Commission, GO, 5.00%, 12/1/29	300	349
Burlington County Bridge Commission, The Evergreens 5.625%, 1/1/38	1,780	1,831
Cape May, Atlantic City Electric, PCR, 6.80%, 3/1/21 (2)	1,520	1,868
Essex County Improvement Auth., GO, 5.50%, 10/1/27 (2)	2,205	2,854
Essex County Utilities Auth., Solid Waste, GO, 5.00%, 4/1/20 (3)	1,000	1,138
Garden State Preservation Trust, Farmland, 5.00%, 11/1/17 (4)	3,400	3,781
Garden State Preservation Trust, Farmland, 5.75%, 11/1/28 (4)	1,000	1,270
Garden State Preservation Trust, Space & Farmland 5.25%, 11/1/21 (4)	1,400	1,699
Highland Park Board of Ed., School Dist., GO, 5.00%, 2/15/25 (4)	1,725	1,853
Hudson County Improvement Auth., 5.00%, 4/1/25 (Prerefunded 4/1/15) (1)(5)	2,000	2,009
Hudson County Improvement Auth., 830 Bergen Ave, GO 5.00%, 11/15/31	1,260	1,393
Hudson County Improvement Auth., Building Project 5.00%, 4/1/27 (4)	2,000	2,142
Hudson County Improvement Auth., Solid Waste, GO 5.75%, 1/1/35	2,000	2,330
Mercer County, GO, 5.00%, 5/1/28	4,250	4,922
Middlesex County, Civic Square IV, COP, 5.00%, 10/15/31	3,665	4,465
Middlesex County Utilities Auth., Sewer, 5.00%, 12/15/15 (4)	1,000	1,038
Monmouth County Improvement Auth., Atlantic Highlands, GO 4.75%, 2/1/30	570	632

Monmouth County Improvement Auth., Brookdale Community College, GO, 6.00%, 8/1/38	2,500	2,910
Monmouth County Improvement Auth., GO, 4.00%, 12/1/31	500	534
Monmouth County Improvement Auth., GO, 4.00%, 12/1/32	500	532
Monmouth County Improvement Auth., GO, 5.00%, 12/1/29	400	478
Monmouth County Improvement Auth., GO, 5.00%, 12/1/30	280	333
Monmouth County Improvement Auth., GO, 5.00%, 1/15/31	1,000	1,140
Monroe Township Board of Ed., Gloucester County, GO 5.00%, 3/1/24	800	984
Monroe Township Board of Ed., Gloucester County, GO 5.00%, 3/1/26	1,650	1,992
Monroe Township Board of Ed., Gloucester County, GO 5.00%, 3/1/27	1,785	2,140
New Jersey Economic Dev. Auth., 5.25%, 9/1/26	1,170	1,309
New Jersey Economic Dev. Auth., Barnabas Health Care Zero Coupon, 7/1/16 (2)	3,500	3,447
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/20	3,000	3,404
New Jersey Economic Dev. Auth., Crane's Mill, 6.00%, 7/1/38	1,000	1,049
New Jersey Economic Dev. Auth., Goethals Bridge 5.125%, 1/1/34 (6)	1,500	1,661
New Jersey Economic Dev. Auth., Goethals Bridge 5.375%, 1/1/43 (6)	2,000	2,220
New Jersey Economic Dev. Auth., Kapkowski Road Landfill 5.75%, 10/1/21	250	281
New Jersey Economic Dev. Auth., Liberty State Park 5.00%, 3/1/24	1,500	1,506
New Jersey Economic Dev. Auth., Lions Gate, 5.25%, 1/1/44	2,230	2,333
New Jersey Economic Dev. Auth., Middlesex Water, IDRB 4.25%, 10/1/47 (6)	1,500	1,540
New Jersey Economic Dev. Auth., Motor Vehicle Surcharge 5.00%, 7/1/27 (7)	3,000	3,011
New Jersey Economic Dev. Auth., Motor Vehicle Surcharge 5.00%, 7/1/34 (2)	1,000	1,016

New Jersey Economic Dev. Auth., Motor Vehicle Surcharge 5.25%, 7/1/26 (2)	1,000	1,224
New Jersey Economic Dev. Auth., Motor Vehicle Surcharge 5.25%, 7/1/31 (2)	2,000	2,037
New Jersey Economic Dev. Auth., Provident Group-Montclair Student Housing, 5.875%, 6/1/42	1,250	1,412
New Jersey Economic Dev. Auth., School Fac. Construction 5.00%, 3/1/19	625	683
New Jersey Economic Dev. Auth., School Fac. Construction 5.00%, 3/1/19 (Prerefunded 3/1/18) (1)	1,375	1,541
New Jersey Economic Dev. Auth., School Fac. Construction 5.00%, 9/1/30 (Prerefunded 9/1/15) (1)	1,615	1,655
New Jersey Economic Dev. Auth., School Fac. Construction 5.125%, 3/1/30 (Prerefunded 3/1/15) (1)	3,500	3,502
New Jersey Economic Dev. Auth., School Fac. Construction 5.25%, 9/1/17 (Prerefunded 9/1/15) (1)	1,445	1,483
New Jersey Economic Dev. Auth., School Fac. Construction 5.25%, 9/1/24	2,000	2,254
New Jersey Economic Dev. Auth., Seabrook Village 5.25%, 11/15/26	140	144
New Jersey Economic Dev. Auth., Seabrook Village 5.25%, 11/15/36	2,045	2,088
New Jersey Economic Dev. Auth., The Seeing Eye 5.00%, 12/1/24 (5)	4,450	4,506
New Jersey Economic Dev. Auth., The Seeing Eye 5.00%, 6/1/32	2,000	2,275
New Jersey Economic Dev. Auth., UMM Energy Partners 5.00%, 6/15/37 (6)	1,645	1,725
New Jersey Economic Dev. Auth., UMM Energy Partners 5.125%, 6/15/43 (6)	1,500	1,576
New Jersey Economic Dev. Auth., United/Continental Airlines IDRB, 5.125%, 9/15/23 (6)	1,000	1,090
New Jersey Economic Dev. Auth., United/Continental Airlines IDRB, 5.25%, 9/15/29 (6)	1,000	1,092
New Jersey Economic Dev. Auth., United/Continental Airlines IDRB, 5.625%, 11/15/30 (6)	1,000	1,130

New Jersey Economic Dev. Auth., United Methodist Homes 5.00%, 7/1/29	1,500	1,637
New Jersey Economic Dev. Auth., United Methodist Homes 5.00%, 7/1/34	2,000	2,145
New Jersey Economic Dev. Auth., Waste Management, IDRB 0.55%, 6/1/15 (6)	1,665	1,665
New Jersey EFA, Kean Univ., 5.50%, 9/1/36	5,000	5,740
New Jersey EFA, Montclaie State Univ., 5.00%, 7/1/32	2,510	2,914
New Jersey EFA, New Jersey Institute of Technology 5.00%, 7/1/31	2,630	2,978
New Jersey EFA, Princeton Univ., 4.00%, 7/1/28	2,000	2,235
New Jersey EFA, Princeton Univ., 5.00%, 7/1/33	2,000	2,185
New Jersey EFA, Richard Stockton College, 5.375%, 7/1/38	2,000	2,234
New Jersey EFA, Rowan Univ., 5.00%, 7/1/17 (8)	2,540	2,780
New Jersey EFA, Seton Hall Univ., 5.00%, 7/1/33	500	558
New Jersey EFA, Seton Hall Univ., 5.00%, 7/1/38	500	558
New Jersey EFA, Stevens Institute of Technology, 5.25%, 7/1/22	2,000	2,139
New Jersey EFA, The College of New Jersey, 5.00%, 7/1/17	1,300	1,423
New Jersey EFA, Univ. of Medicine & Dentistry, 7.50%, 12/1/32 (Prerefunded 6/1/19) (1)	2,150	2,720
New Jersey HFFA, AHS Hosp., 5.00%, 7/1/27	2,500	2,750
New Jersey HFFA, AHS Hosp., 6.00%, 7/1/37	1,000	1,210
New Jersey HFFA, Atlanticare Regional Medical Center 5.00%, 7/1/27	1,570	1,681
New Jersey HFFA, Barnabas Health, 4.00%, 7/1/26	1,000	1,060
New Jersey HFFA, Barnabas Health, 5.00%, 7/1/25	2,500	2,851
New Jersey HFFA, Barnabas Health, 5.625%, 7/1/32	3,000	3,488
New Jersey HFFA, Barnabas Health, Zero Coupon, 7/1/31	230	103
New Jersey HFFA, CHE Trinity, 4.75%, 11/15/29	4,110	4,537
New Jersey HFFA, Hackensack Univ. Medical Center 5.00%, 1/1/34	2,700	2,970

New Jersey HFFA, Hackensack Univ. Medical Center 5.125%, 1/1/21	1,640	1,783
New Jersey HFFA, Holy Name Medical Center, 5.00%, 7/1/25	3,315	3,553
New Jersey HFFA, Hunterdon Medical Center, 5.00%, 7/1/45	2,600	2,887
New Jersey HFFA, Hunterdon Medical Center, 5.125%, 7/1/35 (Prerefunded 7/1/16) (1)	2,250	2,395
New Jersey HFFA, Kennedy Health, 5.00%, 7/1/31	2,000	2,219
New Jersey HFFA, Kennedy Health, 5.00%, 7/1/37	1,025	1,122
New Jersey HFFA, Kennedy Health, 5.00%, 7/1/42	2,500	2,726
New Jersey HFFA, Meridian Health, 5.00%, 7/1/26	1,000	1,138
New Jersey HFFA, Meridian Health, 5.00%, 7/1/27	2,000	2,259
New Jersey HFFA, Meridian Health, 5.00%, 7/1/32	3,000	3,383
New Jersey HFFA, Robert Wood Johnson Univ. Hosp. 5.00%, 7/1/31	4,750	5,270
New Jersey HFFA, Robert Wood Johnson Univ. Hosp. 5.00%, 7/1/39	1,500	1,682
New Jersey HFFA, Robert Wood Johnson Univ. Hosp. 5.00%, 7/1/43	3,650	4,061
New Jersey HFFA, Robert Wood Johnson Univ. Hosp. at Hamilton 5.00%, 7/1/25 (9)	2,485	2,498
New Jersey HFFA, Saint Luke's Univ. Health Network 5.00%, 8/15/34	2,290	2,531
New Jersey HFFA, South Jersey Hosp., 5.00%, 7/1/36	1,000	1,036
New Jersey HFFA, Virtua Health, 5.00%, 7/1/29	1,000	1,159
New Jersey HFFA, Virtua Health, 5.75%, 7/1/33	2,500	2,877
New Jersey HFFA, Virtua Health, VRDN, 0.01%, 7/1/43	3,200	3,200
New Jersey HFFA, Virtua Health, VRDN, 0.01%, 7/1/43	2,570	2,570
New Jersey Higher Ed. Student Assistance Auth. 4.75%, 12/1/43 (6)	1,000	1,031
New Jersey Higher Ed. Student Assistance Auth. 5.00%, 12/1/44 (6)	1,000	1,047
New Jersey Higher Ed. Student Assistance Auth., Student Loan 5.00%, 12/1/21 (6)	1,555	1,770

New Jersey Higher Ed. Student Assistance Auth., Student Loan 5.625%, 6/1/30	2,000	2,236
New Jersey Higher Ed. Student Assistance Auth., Student Loan 6.125%, 6/1/30 (3)(6)	1,775	1,926
New Jersey Housing & Mortgage Fin. Agency, Single Family 6.375%, 10/1/28	895	930
New Jersey Housing & Mortgage Fin. Agency, Single Family 5.00%, 10/1/37	1,070	1,119
New Jersey Institute of Technology, 5.00%, 7/1/42	5,000	5,613
New Jersey Transportation Trust Fund Auth. 5.00%, 12/15/27 (5)	2,960	3,218
New Jersey Transportation Trust Fund Auth., 5.50%, 6/15/31	7,000	8,063
New Jersey Transportation Trust Fund Auth., 5.50%, 6/15/41	4,015	4,531
New Jersey Transportation Trust Fund Auth., 6.00%, 12/15/38	1,955	2,278
New Jersey Transportation Trust Fund Auth., 6.00%, 12/15/38 (Prerefunded 12/15/18) (1)(3)	45	54
New Jersey Turnpike Auth., 5.00%, 1/1/31	2,000	2,273
New Jersey Turnpike Auth., 5.00%, 1/1/34	1,900	2,171
New Jersey Turnpike Auth., 5.00%, 1/1/35	2,650	2,937
New Jersey Turnpike Auth., 5.00%, 1/1/36	2,015	2,234
New Jersey Turnpike Auth., 5.00%, 1/1/43	6,000	6,656
New Jersey Turnpike Auth., 5.25%, 1/1/40	4,000	4,461
Newark Housing Auth., South Ward Police, GO 6.75%, 12/1/38 (3)	1,000	1,201
North Hudson Sewer Auth., 5.00%, 6/1/42	4,000	4,403
North Hudson Sewer Auth., Zero Coupon, 8/1/20 (2)(10)	2,350	2,173
Passaic County Improvement Auth., GO, 5.00%, 5/1/42	2,175	2,448
Rutgers Univ., 5.00%, 5/1/31	1,000	1,128
Rutgers Univ., 5.00%, 5/1/32	1,000	1,154
Rutgers Univ., 5.00%, 5/1/38	2,500	2,848
Rutgers Univ., 5.00%, 5/1/43	2,000	2,262

Salem County Pollution Control Fin. Auth., Atlantic City Electric PCR, 4.875%, 6/1/29	2,500	2,759
South Brunswick Township Board of Ed., GO, 5.00%, 8/1/27	750	888
Tobacco Settlement Fin. Corp., Tobacco Industry 4.50%, 6/1/23	1,925	1,929
Verona New Jersey Township Board of Ed., GO 5.00%, 3/1/28 (11)	500	597
Verona New Jersey Township Board of Ed., GO 5.00%, 3/1/29 (11)	400	475
Verona New Jersey Township Board of Ed., GO 5.00%, 3/1/31 (11)	435	511
Wanaque Valley Regional Sewerage Auth., GO 5.75%, 9/1/18 (5)	1,380	1,466
		293,415

NEW YORK 4.8%

Port Auth. of New York & New Jersey, 5.00%, 7/15/25 (6)	2,000	2,326
Port Auth. of New York & New Jersey, 5.00%, 12/1/20 (4)(6)	1,535	1,657
Port Auth. of New York & New Jersey, 5.00%, 11/15/27 (5)	440	489
Port Auth. of New York & New Jersey, 5.00%, 9/1/30 (6)	1,130	1,298
Port Auth. of New York & New Jersey, 5.00%, 10/1/30 (6)	1,000	1,116
Port Auth. of New York & New Jersey, 5.00%, 9/1/32 (6)	1,700	1,934
Port Auth. of New York & New Jersey, 5.00%, 10/1/34 (6)	2,000	2,208
Port Auth. of New York & New Jersey, 5.00%, 12/1/43 (6)	2,550	2,828
Port Auth. of New York & New Jersey, 6.125%, 6/1/94	1,000	1,204
Port Auth. of New York & New Jersey, JFK Int'l. Air Terminal 6.50%, 12/1/28	1,000	1,043
		16,103

PENNSYLVANIA 5.7%

Delaware River Joint Toll Bridge Commission, 5.00%, 7/1/22	1,000	1,197
Delaware River Joint Toll Bridge Commission, 5.00%, 7/1/23	1,000	1,184

Delaware River Joint Toll Bridge Commission, 5.00%, 7/1/24	1,000	1,177
Delaware River Joint Toll Bridge Commission, 5.00%, 7/1/25	1,000	1,166
Delaware River Joint Toll Bridge Commission, 5.00%, 7/1/26	500	578
Delaware River & Bay Auth., 5.00%, 1/1/28	4,000	4,688
Delaware River Port Auth. of Pennsylvania and New Jersey 5.00%, 1/1/40	4,000	4,541
Delaware River Port Auth. of Pennsylvania and New Jersey 5.00%, 1/1/40	2,095	2,338
Delaware River & Bay Auth., 5.00%, 1/1/44	2,000	2,272
		19,141
VIRGIN ISLANDS 0.8%		
Virgin Islands PFA, 5.00%, 10/1/25	1,000	1,105
Virgin Islands PFA, 5.00%, 10/1/39	1,000	1,071
Virgin Islands PFA, Diageo, 6.75%, 10/1/37	600	687
		2,863
PUERTO RICO 0.7%		
Puerto Rico, Public Improvement, 5.25%, 7/1/27 (Prerefunded 7/1/16) (1)	860	917
Puerto Rico, Public Improvement, 5.25%, 7/1/30 (Prerefunded 7/1/16) (1)	925	987
Puerto Rico Highway & Transportation Auth., 5.00%, 7/1/36 (Prerefunded 7/1/16) (1)	500	532
		2,436
GUAM 0.5%		
Guam, Gov't Obligation, 5.75%, 12/1/34	1,500	1,663
		1,663
Total Municipal Securities (Cost $314,720)		335,621

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $314,720)	$	335,621
Interest receivable		3,737
Cash		1,265
Receivable for shares sold		494
Receivable for investment securities sold		180
Cash deposits on futures contracts		13
Other assets		8
Total assets		341,318
Liabilities		
Payable for investment securities purchased		1,582
Payable for shares redeemed		329
Investment management fees payable		102
Due to affiliates		16
Variation margin payable on futures contracts		1
Other liabilities		216
Total liabilities		2,246
NET ASSETS	$	339,072
Net Assets Consist of:		
Undistributed net investment income	$	70
Accumulated undistributed net realized loss		(2,730)
Net unrealized gain		20,896
Paid-in capital applicable to 27,830,190 no par value shares of beneficial interest outstanding; unlimited number of shares authorized		320,836
NET ASSETS	$	339,072
NET ASSET VALUE PER SHARE	$	12.18

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The New Jersey Tax-Free Bond Fund (the fund) is a nondiversified, open-end management investment company established by the trust. The fund commenced operations on April 30, 1991. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and New Jersey state income taxes by investing primarily in investment-grade New Jersey municipal bonds.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Trustees (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on February 28, 2015:

There were no material transfers between Levels 1 and 2 during the year ended February 28, 2015.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended February 28, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of February 28, 2015, the fund held interest rate futures with cumulative unrealized loss of $5,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the year ended February 28, 2015, the fund recognized $62,000 of realized loss on Futures and a $1,000 change in unrealized gain/loss on Futures related to its investments in interest rate derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of February 28, 2015, cash of $13,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended February 28, 2015, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $56,771,000 and $21,488,000, respectively, for the year ended February 28, 2015.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the character of market discount at time of sale. For the year ended February 28, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended February 28, 2015 and February 28, 2014, were characterized for tax purposes as follows:

At February 28, 2015, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. The fund’s available capital loss carryforwards as of February 28, 2015, expire as follows: $93,000 in fiscal 2016 and $413,000 in fiscal 2017; $2,086,000 have no expiration.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended February 28, 2015, expenses incurred pursuant to these service agreements were $95,000 for Price Associates and $74,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and
Shareholders of New Jersey Tax-Free Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New Jersey Tax-Free Bond Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as the “Fund”) at February 28, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 15, 2015

Tax Information (Unaudited) for the Tax Year Ended 2/28/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $11,053,000 which qualified as exempt-interest dividends.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Trustees and Officers

Your fund is overseen by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” trustees are employees or officers of T. Rowe Price. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[165]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
1986	present); Director and Advisory Board Member, Deutsche Bank
[165]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004
to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001
[165]

Bruce W. Duncan	President, Chief Executive Officer and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties
2013	(2009 to present); Chairman of the Board (2005 to present) and
[165]	Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2013	telecommunications companies (2008 to 2011); Advisory Board
[165]	Member, Pipeline Crisis/Winning Strategies, a collaborative
working to improve opportunities for young African Americans
(1997 to present)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital
(1943)	Group, an advisory and investment banking firm (2004 to present);
2003	Director, Eli Lilly and Company (1987 to present); Director, Simon
[165]	Property Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[165]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2013	a nonprofit education and social policy research organization
[165]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisers (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1992	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[165]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[165]

*Each independent trustee serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[165]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Edward A. Wiese, CFA	Director and Vice President, T. Rowe Price Trust Company; Vice
(1959)	President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
2015	International; Vice President, State Tax-Free Income Trust
[54]

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With State Tax-Free Income Trust	Principal Occupation(s)

Austin Applegate (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Senior Municipal Credit
Research Analyst, Barclays (to 2011)

R. Lee Arnold, Jr., CFA, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles E. Emrich (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sarah J. Engle (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Program Examiner and
Policy Analyst, Office of Management & Budget
(to 2012); Analyst, Moody’s Investor Service
(to 2010)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Dylan Jones, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

James M. Murphy, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Linda A. Murphy (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alexander S. Obaza (1981)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, North American Head of
Listed Derivatives Operation, Morgan Stanley
(to 2013)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Chen Shao (1980)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Douglas D. Spratley, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,042,000 and $1,862,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 17, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 17, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date April 17, 2015